Federated

WORLD-CLASS INNTSTMFINT MANAGER®

DEALER AGREEMENT

This Agreement is entered into between the registered broker/dealer executing this Agreement (“Dealer”) and Federated Securities Corp. (“FSC”), as distributor for the Funds subject to this Agreement, pursuant to Distributor’s Contracts between FSC and each Fund. Unless otherwise defined, Section 19 of this Agreement sets forth the definitions for capitalized terms used in this Agreement.

1.	AGREEMENT FOR SALES OF FUND SHARES

(a) FSC, as agent for the Funds, hereby offers to sell Shares of the Funds to Dealer, for the account of Dealer’s customers, upon the following terms and conditions:

(i) Unless otherwise agreed in writing by the parties, Dealer agrees to comply with reasonable instructions provided by FSC or a Fund from time to time (“Instructions”) with respect to establishing accounts and processing purchase orders.

(ii) FSC and each Fund reserves the right to reject, in its sole discretion, any purchase order for a Fund’s Shares. Unless otherwise instructed by Dealer, FSC agrees to confirm to Dealer in writing (or by electronic or other reasonable means) a Fund’s acceptance of any purchase order.

(iii) Share purchase orders shall be executed at the public offering price per share next calculated after the order is received subject to any sales charges or other conditions disclosed in the applicable Prospectus.

(b) Dealer shall settle purchase order transactions in accordance with the applicable Prospectus.

(c) With respect to those Shares subject to an initial sales load, Dealer shall be responsible for the determination of the applicable initial sales load. Dealer shall provide FSC with information regarding applicable breakpoints, reductions, waiver or variations of the initial sales load to each transaction and shall inform FSC whether settlement of a transaction will be net of the initial sales load.

(d) Upon FSC’s request, Dealer shall provide or cause to be provided a report detailing the amount of any initial sales loads retained by Dealer.

(e) If a purchase order is not settled in accordance with this Section, FSC may without notice, cancel the sale and Dealer shall be responsible for any resulting loss FSC or the Funds sustains. Neither the Fund nor FSC shall have any responsibility (but otherwise reserves the right) to correct Dealer’s assessment of an incorrect initial sales load.

(0 Dealer will deliver or cause to be delivered to each customer, at or prior to the time of any purchase of Shares, a copy of the Prospectus of such Shares.

2.	SALES COMPENSATION

If FSC and a Fund accept a purchase order and Dealer settles the order by making payment for the Shares, Dealer will be entitled to receive the following:

(a) Initial Sales Loads. With respect to Shares subject to an initial sales load, such Fund will allow directly to Dealer the applicable percentage of the initial sales load from the amount paid by Dealer’s customer. The initial sales loads for any Shares and the applicable percentages of the initial sales loads payable to Dealer for such Shares shall be set forth in the Prospectus and in Schedule I to this Agreement.

(b) Advance Commissions. With respect to Shares subject to a contingent deferred sales charge (“CDSC”), FSC will pay to Dealer the applicable percentage of any advance commission as set forth in the Prospectus and in Schedule 1 to this Agreement. In no event shall Dealer deduct the amount of any advance commission from the public offering price of the Shares that must be forwarded to the Fund. In order to receive advance commissions from FSC on Shares subject to a CDSC, Dealer must:

(i) open investor accounts with the Fund on a fully-disclosed basis; or

(ii) agree in writing to collect and remit the applicable CDSC in a manner acceptable to FSC and the Funds.

If at any time during the applicable CDSC holding period (as described in the Prospectus for such Shares), Dealer no longer satisfies the requirements set forth above (whether by transfer of record ownership or otherwise), Dealer agrees to pay to FSC the amount of CDSC that would have been payable upon the redemption of such Shares.

(c) Asset Based Sales Charges. With respect to those Shares listed in Schedule 1 as providing for distribution (Rule 12b-1) fees, FSC, as agent for the Fund issuing such Shares, will pay distribution fees to Dealer equal to the percentage of average net assets set forth in Schedule 1 to this Agreement.

3.	EXCHANGE AND REDEMPTION ORDERS

(a) Unless otherwise agreed by the parties, Dealer agrees to comply with Instructions with respect to processing exchange and redemption orders.

(b) Exchange and redemption orders shall be executed at the net asset value next calculated after the order is received,subject to any CDSC, redemption fee or other conditions disclosed in the applicable Prospectus.

( ) Dealer agrees to collect or cause to be collected all applicable redemption fees as described in the Prospectus on all accounts opened with the Fund on an omnibus basis, and promptly remit such fees to FSC. FSC shall collect all applicable redemption fees on accounts opened with the Fund on a fully-disclosed basis, unless otherwise notified in writing by Dealer that Dealer will assume such obligation.

(a) FSC and each Fund reserves the right to reject any exchange order for Shares if permitted by the Prospectus. FSC agrees to confirm to Dealer in writing (or by electronic or other reasonable means) the Fund’s acceptance of any exchange order.

(b) At the reasonable request by FSC, Dealer agrees to take such actions as may be appropriate to give effect to (i) any conversion of Shares as required by the Prospectus; (ii) any election by a Fund to redeem Shares as permitted by the Prospectus; or (iii) to collect and remit to the Fund any CDSC or redemption fee incorrectly paid to Dealer or its customer.

4.	OTHER DUTIES

(a) Compliance with Laws. In performing their respective obligations under this Agreement, Dealer and FSC shall each comply with all applicable provisions of the 1940 Act, the 1933 Act, the 1934 Act, the NASD’s Conduct Rules and all other federal and state laws, rules and regulations governing the sale and ownership of Shares.

(b) Delivery of Disclosure Documents. Upon request by a customer or Shareholder, Dealer will send a copy of the current Prospectus for any Shares (including the SAI if expressly requested) and periodic reports for any Fund (“Disclosure Documents”) to the customer or Shareholder within three business days of such request.

(c) Taxpayer Identification Numbers. Dealer agrees to provide or cause to be provided all necessary information to comply properly with all federal, state and local reporting and backup withholding requirements for its customer account including, without limitation, those requirements that apply by treating Shares as readily tradable instruments. Dealer represents and agrees that all Taxpayer Identification Numbers (“TINS”) provided are certified, and that no account which requires a certified TIN will be established without such certified TIN.

(d) Suspension of Sales Efforts. Upon notice of any Fund’s election to suspend sales of its Shares, Dealer agrees to suspend all sales efforts regarding such Shares until otherwise notified by FSC.

(e) Personal Services and Account Maintenance. Dealer agrees to respond to the reasonable inquiries and requests of any customer that is a Shareholder relating to their investment in a Fund, and to take such actions as such customer may reasonably request to maintain the customer’s account with a Fund,

(f) Statements and Confirmations. Dealer shall provide all legally required account statements and confirmations to underlying beneficial owners on all accounts opened with the Fund on an omnibus basis. Except as otherwise provided in this subsection, FSC shall provide all legally required account statements and confirmations on all accounts opened with the Fund on a fully-disclosed basis. FSC agrees to comply with written instructions (including e-mails) provided by Dealer to suppress account statements and confirmations on fully-disclosed accounts, provided any such instruction shall be deemed an undertaking by Dealer to provide any legally required account statements and confirmations on the account.

(g) Anti-Money Laundering and Customer Identification. The parties acknowledge that the SEC and the United States Treasury Department have adopted a series of rules and regulations arising out of the USA PATRIOT Act (together with such rules and regulations, the “AML-CIP Regulations”), specifically requiring certain financial institutions, including FSC and Dealer, to establish a written anti-money laundering and customer identification program (an “AML-CIP Program”);

(i) FSC and Dealer each represent, warrant and certify that they have established, and covenant that at all times during the existence of this Agreement they will maintain, an AML-CIP Program in compliance with the AML-CIP Regulations.

(ii) Dealer covenants that it will perform all activities, including the establishment and verification of customer identities as required by the AML-CIP Regulations and/or its Program, with respect to all customers on whose behalf Dealer maintains a direct account with the Funds,

(iii) FSC and Dealer agree that (A) accounts in the Funds held in the name of, or beneficially owned by, Dealer’s customers shall be accounts of the Dealer for all purposes under Dealer’s Program and that (B) Dealer’s customers will be customers of Dealer for all purposes under Dealer’s AML-CIP Program.

5.	SERVICE FEES

With respect to those Shares listed in Schedule I as providing for service fees, FSC, as agent for the Fund issuing such Shares, will pay a service fee to Dealer equal to the percentage of average net assets set forth in the Prospectus and in Schedule 1 to this Agreement.

6.	PAYMENT OF SALES COMPENSATION AND SERVICE FEES

(a)

FSC and the Funds shall pay any amounts owed under this Agreement in accordance with their regular payment schedules and in no event less frequently than quarterly. For the payment period in which this Agreement becomes effective or terminates, there will be an appropriate proration of all payments, on the basis of the number of days that this Agreement is in effect during the quarter.

(b)

In connection with such payments, FSC and the Funds may provide a statement setting forth the calculation of amounts paid to Dealer. Absent manifest error, any such calculations will be final unless either party objects thereto within sixty (60) days of the date of the statement.

Dealer Agreement	Page 2

(c) With respect to clearing arrangements, if Dealer is an “Introducing Firm”, Dealer acknowledges and agrees that any compensation to which Dealer may be entitled to pursuant to this Agreement will be paid by FSC to the Clearing Firm that listed as the Dealer of Record on the account with the Fund.

(d) Nothing in this Agreement shall obligate any Fund to pay compensation to Dealer in excess of the limits established by the NASD or in violation of a Fund’s distribution plan established in accordance with Rule 12b-1 under the 1940 Act. FSC shall provide quarterly reports to each Fund’s Board detailing the amounts expended pursuant to the Rule 12b-1 Plans and the purposes for which such expenditures were made. Dealer agrees to provide FSC with such other information as shall reasonably be requested by the Board with respect to the Asset Based Sales Charges paid to Dealer. Dealer hereby waives its right to receive Asset Based Sales Charges to the extent not paid by the Fund.

(e) If Shares sold under this Agreement are tendered for redemption within seven (7) business days after FSC’s confirmation of the original purchase order, Dealer will, with respect to such Shares, (i) promptly refund to FSC the full amount of any compensation retained or paid under this Agreement; and (ii) forfeit the right to receive any compensation not yet paid.

(f) Dealer will perform all of its obligations and duties under this Agreement at its own expense.

7.	REPRESENTATIONS

(a) Each party represents and warrants to the other party that:

(i) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance.

(ii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any contractual restriction binding on or affecting it.

(iii) Obligations Binding. Its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or law).

(iv) Compliance with Laws. It will comply with all applicable provisions of the 1940 Act, the 1933 Act, the 1934 Act, the NASD’s Conduct Rules and all other federal and state laws, rules and regulations governing the sale and ownership of Shares and will comply with all applicable laws and orders to which it may be subject if failure to do so would materially impair its ability to perform its obligations under this Agreement.

(v) Status. It is: (A) registered with the SEC as a broker/dealer in compliance with the 1934 Act, (B) a member in good standing of the NASD, and (C) registered and licensed as a broker/dealer in each state in which such registration or license is necessary to conduct its business.

(b) Dealer further represents and warrants to FSC that:

(i) Representatives. Any representative of Dealer that offers or sells Shares is duly registered and licensed with the NASD and with the appropriate securities authorities in all states in which the representative’s activities make such registration and licensing necessary.

(ii) Authorization for Transactions. Each transaction with a Fund initiated by Dealer under this Agreement has been authorized by Dealer’s customer prior to initiation and is solely for the account of such customer.

(iii) Disruptive Activities. (A) Dealer shall not directly or indirectly offer, adopt, implement, conduct or participate in any program, plan, arrangement, advice or strategy FSC or the Funds reasonably deem to be harmful to Shareholders or potentially disruptive to the management of the Funds, as communicated to Dealer by FSC in writing from time to time, or which violates the policies and procedures of the Funds as disclosed in each Fund’s Prospectus; including without limitation, any activity involving market timing, programmed transfer, frequent transfer and similar investment programs. Dealer, at all times during the term of this Agreement, shall have active, formal policies and procedures aimed at deterring “market timers.” Such policies and procedures shall provide for Dealer’s ongoing review of its customers’ account activity and prescribe effective actions to deter or detect and stop disruptive activities. In addition, Dealer shall not knowingly permit any customer to invest in any of the Funds if that customer has been identified to Dealer as a “market timer” by another fund company; (B) With respect to Shares held by Dealer on an omnibus basis with the Funds, Dealer shall upon FSC’s request, promptly provide the Taxpayer Identification Number of each shareholder that purchased, redeemed, transferred or exchanged shares of a Fund and the amount and dates of such shareholder purchases, redemptions, transfers and exchanges and Dealer representative name and branch location connected with such purchases, redemptions, transfers and exchanges; and (C) Dealer shall follow FSC’s instructions to restrict or prohibit further purchases or exchanges of Shares by a shareholder that has been identified by FSC as having engaged in transactions of Shares (whether directly or through Dealer) that violate the policies and procedures of the Funds as disclosed in each Fund’s Prospectus or that are deemed disruptive to the Funds as determined by FSC in its sole discretion.

Dealer Agreement	Page 3

(iv) Internal Controls. Dealer will forward for processing on each day only those purchase and redemption orders received by Dealer prior to the daily cut-off times disclosed in each Fund’s prospectus. Dealer has, and will maintain at all times during the term of this Agreement, appropriate internal controls for the segregation of purchase and redemption orders received prior to the daily cut-off times disclosed in each Fund’s Prospectus, from purchase and redemption orders received after the daily cut-off times disclosed in each Fund’s prospectus as and to the extent required by the 1940 Act.

(c) The parties shall each be deemed to repeat all the foregoing representations and warranties made by it at the time of any transaction subject to this Agreement.

8.	DISCLOSURE DOCUMENTS AND SALES LITERATURE

(a) FSC will furnish to Dealer such number of copies of the Disclosure Documents of a Fund as required to fulfill Dealer’s obligations herein. In addition, FSC will furnish such number of copies of available promotional materials and sales literature as Dealer may reasonably request. Dealer will follow FSC’s written instructions regarding the use of any such sales literature. Dealer will not prepare any written communications (other than individual correspondence with a customer or as required by law) that refer to the Funds or FSC in any manner, unless Dealer has obtained FSC’s prior written approval.

(b) In recommending and selling Shares, Dealer shall rely solely on the representations contained in the Disclosure Documents and authorized promotional materials and sales literature, and neither Dealer nor any of its representatives will make any representations concerning Shares except as contained therein.

9.	USE OF ELECTRONIC MEANS TO PERFORM CERTAIN DUTIES AND RECEIVE DOCUMENTS

(a) The Parties may agree from time to time to set appropriate security procedures and to perform electronically certain of their obligations under this Agreement, including without limitation the posting of updates to Schedule 1, the delivery of Disclosure Documents, opening accounts, transmitting purchase, exchange, and redemption orders, and delivering and maintaining shareholder communications.

(b) Where Dealer (i) has obtained the informed consent of the underlying beneficial owner of an account in the Funds, and (ii) is the record owner of such account in the Funds, Dealer hereby consents to the electronic delivery, via FSC’s website (“Website”), of all Disclosure Documents. Dealer acknowledges that FSC utilizes portable document format (“PDF”) files for Disclosure Documents on the Website, and that Dealer might incur costs in connection with the delivery of Disclosure Documents (e.g. on-line time). If Dealer does not already have access to the Adobe Acrobat Reader software necessary to view PDF files of Disclosure Documents on the Website, Dealer acknowledges that such software can be obtained for free through the Help tab on the Website. Dealer further acknowledges that notice of updates to the Disclosure Documents shall be provided by FSC, as appropriate, on the account statement that is regularly provided to Dealer.

(c) Dealer acknowledges and agrees that FSC (i) offers the Website solely as a convenience on an “as is” and “as available” basis; (ii) may discontinue the Website’s availability at any time; and (iii) disclaims all express and implied warranties regarding the Website, including without limitation any warranty of merchantability, fitness for a particular purpose, or arising from course of dealing or performance. Dealer further acknowledges and agrees that in no event shall FSC, any Fund, or any of their affiliates or employees be liable (in contract, tort, or otherwise) to Dealer, its registered representatives, or third parties for (i) Dealer’s use or non-use of the Website and any data or information in connection therewith; (ii) any delay, malfunction, or lack of security associated with, or caused by, the Website; or (iii) acts or omissions of third parties, including without limitation any entity which has licensed software or systems to FSC or any of its affiliates in connection with the Website. Except as strictly necessary pursuant to this Agreement, Dealer shall not make or permit any disclosure or use of the Website or any related documentation or information without FSC’s prior written consent. Dealer agrees to provide such security necessary to prevent any unauthorized use of the Website. The provisions of this paragraph shall survive the termination of this Agreement.

(d) As a condition to using the Website, Dealer shall complete and regularly update, or cause the same, all such applications, authorizations, and other documents that may be required from time to time by FSC and any entity that has licensed software or systems to FSC in connection with the Website. In addition, Dealer shall immediately notify FSC if any password issued to Dealer in connection herewith is or may be jeopardized.

(e) Dealer agrees to provide such security as is necessary to prevent any unauthorized use of the Funds’ recordkeeping system, accessed via any computer hardware or software provided to Dealer by FSC. Dealer represents and warrants that it has examined and tested the internal systems that it has developed to support the services outlined in this Agreement and, as of the date of this Agreement, has no knowledge of any situation or circumstance that will inhibit the system’s ability to perform the expected functions or inhibit Dealer’s ability to provide the expected services.

10.	INDEMNIFICATION

(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of FSC or the Funds, and their respective officers, directors, or employees (each a “Distributor Indemnified Party”), Dealer agrees to indemnify each Distributor Indemnified Party against any and all claims, demands, liabilities and reasonable expenses (including attorneys’ fees) which any Distributor Indemnified Party may incur arising from, related to or otherwise connected with: (i) any breach by Dealer of any provision of this Agreement; or (ii) any actions or omissions of any Distributor Indemnified Party in reliance upon any oral, written or electronically transmitted instructions believed to be genuine and have been

Dealer Agreement	Page 4

given to any of them by Dealer or its representatives. In no event shall Dealer be liable for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with any event described in (i) and (ii) above.

(b) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Dealer and its officers, directors, representatives or employees (each a “Dealer Indemnified Party”), FSC agrees to indemnify each Dealer Indemnified Party against any and all claims, demands, liabilities and reasonable expenses (including attorneys’ fees) which any Dealer Indemnified Party may incur arising from, related to or otherwise connected with: (i) any breach by FSC of any provision of this Agreement; or (ii), to the extent that FSC is entitled to indemnification from any Fund, any alleged untrue statement of a material fact contained in any Fund’s Prospectus, or as a result of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. In no event shall FSC be liable for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with any event described in (i) and (ii) above.

(c) The parties’ agreement in this Paragraph to indemnify each other is conditioned upon the party entitled to indemnification (“Claimant”) giving notice to the party required to provide indemnification (“Indemnifier”) promptly after the summons or other first legal process for any claim as to which indemnity may be sought is served on the Claimant. The Claimant shall permit the Indemnifier to assume the Defense of any such claim or any litigation resulting from it, provided that Indemnifier’s counsel that is conducting the defense of such claim or litigation shall be approved by the Claimant (which approval shall not be unreasonably withheld), and that the Claimant may participate in such defense at its expense. The failure of the Claimant to give notice as provided in this subparagraph (c) shall not relieve the Indemnifier from any liability other than its indemnity obligation under this Paragraph. No Indemnifier, in the defense of any such claim or litigation, shall, without the consent of the Claimant, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the alleging party or plaintiff to the Claimant of a release from all liability in respect to such claim or litigation.

(d) The provisions of this Section shall survive the termination of this Agreement.

11.	PRIVACY POLICY

(a) The parties acknowledge that:

(i) the SEC has adopted Regulation S-P at 17 CFR Part 248 to protect the privacy of individuals who obtain a financial product or service for personal, family or household use;

(ii) Regulation S-P permits financial dealers, such as Dealer and FSC, to disclose “nonpublic personal information” (“NPI”) of its “customers” and “consumers”

(as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR § 248.14); for specified law enforcement and miscellaneous purposes (17 CFR § 248.15); and to service providers or in connection with joint marketing arrangements (17 CFR § 248.13);

(iii) Regulation S-P provides that the right of a customer and consumer to opt out of having his or her NPI disclosed pursuant to 17 CFR § 248.7 and 17 CFR § 248.10 does not apply when the NPI is disclosed to service providers or in connection with joint marketing arrangements, provided the Dealer and third party enter into a contractual agreement that prohibits the third party from disclosing or using the information other than to carry out the purposes for which the Dealer disclosed the information (17 CFR § 248.13);

(iv) NPI of Dealer’s consumers and customers that have no independent customer relationship with FSC may be disclosed to FSC during the term of the Agreement (“Dealer Customer NPI”);

(v) certain consumers and customers of Dealer may also be consumers and customers of FSC as fully-disclosed shareholders of Federated mutual funds (“Joint Customer”); and

(vi) NPI of Joint Customers may be disclosed and exchanged during the term of this Agreement (“Joint Customer NPI”).

(b) Each party hereby covenants that any Joint Customer NPI which a party receives from the other party will be subject to the following limitations and restrictions:

(i) Each party may redisclose Joint Customer NPI to its own affiliates, who will be limited by the same disclosure and use restrictions that are imposed on the parties under this Agreement; and

(ii) Each party may redisclose and use Joint Customer NPI only as necessary in the ordinary course of business to provide the services identified in this Agreement except as permitted under Regulation S-P and as required by any applicable federal or state law.

(c) FSC covenants that:

(i) FSC may redisclose Dealer Customer NPI to its own affiliates, who will be limited by the same disclosure and use restrictions that are imposed on FSC under this Agreement; and

(ii) FSC may redisclose and use Dealer Customer NPI only as necessary in the ordinary course of business to provide the services identified in this Agreement and to third-party service providers as permitted under Regulation S-P.

(d) Each party represents and warrants that, in accordance with 17 CFR § 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

Dealer Agreement	Page 5

(i) Insure the security and confidentiality of records and customers’ NPI;

(ii) Protect against any anticipated threats or hazards to the security or integrity of customer records and NPI; and

(iii) Protect against unauthorized access or use of such customer records or NPI that could result in substantial harm or inconvenience to any customer.

(e) The provisions of this Section shall survive the termination of the Agreement.

12.	NOTICES

(a) Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given under this Agreement shall be in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, overnight courier services, or by fax or e-mail (with a confirming copy by mail).

(b) Unless otherwise notified in writing, all notices to FSC shall be given or sent to:

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

Attention: Secretary

(c) Unless otherwise notified in writing, all notices to Dealer :hall be given or sent to it at its address shown on the signature page to this Agreement.

13.	NO THIRD-PARTY RIGHTS

Except with respect to Section 10 “Indemnification”, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement (including the Funds). Nothing expressed or referred to in this Agreement will be construed to give anyone other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement. Except as provided in Section 6(c) (clearing arrangements), in no event shall FSC or any Fund be obligated to make any payment under this Agreement to any person other than Dealer.

14.	NON-EXCLUSIVITY

FSC acknowledges and agrees that Dealer may enter into agreements similar to this Agreement with other mutual funds and distributors. Dealer acknowledges and agrees that FSC and the Funds may enter into agreements similar to this Agreement with other broker/dealers for sales and services of Fund Shares.

15.	FORCE MAJEURE

If either Party is unable to carry out any of its obligations under this Agreement because of conditions beyond its reasonable control, including, but not limited to, acts of war or terrorism, work stoppages, fire, civil disobedience, delays associated with hardware malfunction or availability, riots, rebellions, storms, electrical failures, acts of God, and similar occurrences (“Force Majeure”), this Agreement will remain i☐ effect and the non-performing party’s obligations shall be suspended without liability for a period equal to the period of the continuing Force Majeure (which such period shall not exceed fifteen (15) business days), provided that:

(i) the non-performing party gives the other party prompt notice describing the Force Majeure, including the nature of the occurrence and its expected duration and, where reasonably practicable, continues to furnish regular reports with respect thereto during the period of Force Majeure;

(ii) the suspension of obligations is of no greater scope and of no longer duration than is required by the Force Majeure;

(iii) no obligations of either party that accrued before the Force Majeure are excused as a result of the Force Majeure; and

(iv) the non-performing Party uses all reasonable efforts to remedy its inability to perform as quickly as possible.

16.	AMENDMENT

(a) Except as provided below, this Agreement may be amended only by a writing signed by both parties.

(b) Any additional compensation paid by FSC to Dealer must be set forth in a written addendum expressly referring to this Agreement and signed by FSC.

(c) FSC may amend Schedule 1 from time to time by posting the amended Schedule on FSC’s website. Any such amendment shall be effective as of the date indicated on the amended Schedule 1.

17.	TERM

(a) This Agreement will become effective in this form as of the date executed by FSC. This Agreement shall continue in effect for a period of more than one year from its effective date so long as such continuance of the form of this Agreement is specifically approved by the Funds’ Board at least annually in a manner prescribed in Rule 12b-1 of the 1940 Act. If the Agreement is not so approved, FSC shall terminate the Agreement in accordance with (b)(i) below.

(b) This Agreement may be terminated as follows:

(i) at any time, without the payment of any penalty, by Dealer or by FSC (on its own behalf or on behalf of any Fund) upon written notice to the other party.

(ii) immediately upon (A) the assignment (as defined in the 1940 Act) of the Agreement by either party; (B) Dealer’s suspension or expulsion from the NASD; or (C) Dealer’s withdrawal or deregistration as a broker/dealer under the 1934 Act.

(c) The termination of this Agreement with respect to any one class of Shares or Fund will not cause the Agreements termination with respect to any other class of Shares or Fund.

Dealer Agreement	Page 6

(d) Dealer agrees to notify FSC immediately of any of the events described in Paragraph (b)(ii) of this Section. Dealer shall be obligated to return any payments made to it by FSC for the period following any such event.

18.	MISCELLANEOUS

(a) This Agreement supersedes any prior agreements between the parties with respect to its subject matter and constitutes (along with its Schedules and any Instructions) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

(b) Neither this Agreement, nor any terms and conditions contained herein shall be construed as creating or constituting a partnership, joint venture, or agency or permitting Dealer or its representatives to act as agent on behalf of FSC or the Funds.

(c) This Agreement may be executed by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

(d) If any provision of this Agreement is held invalid or unenforceable, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(e) This Agreement will be governed by the laws of the Commonwealth of Pennsylvania, without regard to conflicts of laws principles thereof.

19.	DEFINITION OF TERMS

(a) “1933 Act” means the Securities Act of 1933, “1934 Act” means the Securities Exchange Act of 1934, and “1940 Act” means the Investment Company Act of 1940, in each case as amended and in effect at the relevant time.

(b) “Fund” means those investment companies registered under the 1940 Act and, in the case of a “series company” as defined in Rule 18f-2(a) under the 1940 Act, each individual portfolio of the series company, for which FSC serves as distributor. “Funds” means the Funds described above, collectively.

(c) “NASD” means the National Association of Securities Dealers, or any successor self-regulatory organization under the 1934 Act.

(d) “Prospectus” means, with respect to any Shares the most recent Prospectus and Statement of Additional

Information (“SAI”) and any supplement thereto, pursuant to which a Fund publicly offers the Shares; provided, however, that this definition shall not be construed to require FSC, Dealer or any Fund to deliver any SA1 other than at the express request of Dealer’s customer.

(e) “SEC” means the Securities and Exchange Commission.

(f) “Shares” means (1) shares of beneficial interest in a Fund organized as a business trust; and (2) shares of capital stock in a Fund organized as a corporation. With respect to a Fund that has established separate classes of Shares in accordance with Rule 18f-3 under the 1940 Act, Shares refers to the relevant class. “Shareholder” means the beneficial owner of any Share.

IN WITNESS WHEREOF, this Agreement has been executed as of the date set forth below by a duly authorized officer of each party

FEDERATED SECURITIES CORP.

/s/ Thomas E. Territ
Name:	Thomas E. Territ
Title:	President
Date:	10/26/06

NATIONWIDE INVESTMENT SERVICES CORPORATION

(please print or type)

By:	/s/ Karen R. Colvin
Name	Karen R. Colvin
Title:	Vice President
Date:	10-20-06

Address	One Nationwide Plaza, 1-12-04
Columbus, OH 43215
City State Zip Code

NASD Central Registration Depository (CRD) #7110

Dealer Agreement	Page 7

AMENDMENT TO DEALER AGREEMENT

The following is an Amendment to the Dealer Agreement entered into between Nationwide Investment Services Corporation (“Dealer”) and Federated Securities Corp. (“FSC”) dated October 26, 2006 (the “Agreement”). Dealer and FSC hereby agree as follows:

1. Section 3(c) is deleted in its entirety and amended to read:

“Dealer agrees to collect or cause to be collected all applicable redemption fees as described in the Prospectus on all accounts opened with the Fund on an omnibus basis, and promptly remit such fees to FSC, subject to the following. FSC shall collect all applicable redemption fees on accounts opened with the Fund on a fully-disclosed basis. FSC and Dealer acknowledge that currently Dealer’s Information Technology systems are incapable of implementing any applicable redemption fees on non-variable annuity Fund Shares and are capable of administering a Fund redemption fee of only 1.00% upon variable annuity (Insurance Series) Fund Shares redeemed within 60 days of purchase (“1.00% Fund Redemption Fee”). Dealer represents and warrants to FSC that it is using reasonable commercial efforts to develop the capability of imposing all applicable redemption fees as described in the Prospectuses for both variable annuity and non-variable annuity Funds. Accordingly, with respect to variable annuity Funds, FSC hereby waives the requirement that Dealer collect “all applicable” redemption fees as described above until such time as Dealer has updated its systems, provided that Dealer shall collect the 1.00% Fund Redemption Fee on all variable annuity Fund accounts opened with the Fund on an omnibus basis if such Fund imposes a redemption fee. Dealer shall make full disclosure regarding the imposition of the 1.00% Fund Redemption Fee to Dealer’s customers in the event Dealer seeks to collect 1.00% Fund Redemption Fee from Dealer’s customers holding Fund Shares. With respect to non-variable annuity Funds, FSC hereby waives the requirement that Dealer collect “all applicable” redemption fees as described above until the earlier of the completion of Dealer’s system updates or December 31, 2006. On or about December 1, 2006, FSC and Dealer will review Dealer’s progress towards its ability to impose such fees by December 31, 2006 and based upon that review determine an appropriate course of action for the period beginning January 1, 2007.”

2. Section 7(b)(iii) is deleted in its entirety and amended to read:

“(A) Dealer shall not knowingly offer, adopt, implement, conduct or participate in any program, plan, arrangement, advice or strategy FSC or the Funds reasonably deem to be harmful to Shareholders or potentially disruptive to the management of the Funds, as communicated to Dealer by FSC in writing from time to time, or which violates the policies and procedures of the Funds as disclosed in each Fund’s Prospectus; including without limitation, any activity involving market timing, programmed transfer, frequent transfer and similar investment programs. Dealer, at all times during the term of this Agreement, shall have active, formal policies and procedures aimed at deterring “market timers.” Such policies and procedures shall provide for Dealer’s ongoing review of its customers’ account activity and prescribe effective actions to deter or detect and stop disruptive activities; (B) With respect to Shares held by Dealer on an omnibus basis with the Funds, Dealer shall upon FSC’s request, promptly provide the TIN of each Shareholder that purchased, redeemed, transferred or exchanged Shares of a Fund and the amount and dates of such Shareholder purchases, redemptions, transfers and exchanges; and (C) Dealer shall follow FSC’s instructions to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by FSC as having engaged in transactions of Shares (whether directly or through Dealer) that violate the policies and procedures of the Funds as disclosed in each Fund’s Prospectus or that are deemed disruptive to the Funds as determined by FSC in its sole discretion.

Upon Dealer’s request, FSC and/or Fund shall provide to Dealer, in a format that may be shared with the affected Shareholder, a written statement that a Shareholder is believed to have violated a Fund’s policy regarding frequent trading.

FSC and Funds acknowledge that the date of compliance with Rule 22c-2 is October 16, 2006, and that the SEC is considering further comments on same. FSC and Funds further acknowledge and agree that Dealer’s obligations set forth in this Section 7(b)(iii) hereof, with respect to Rule 22c-2, shall begin as of such effective date and are subject to change should Rule 22c-2 change, provided that, in the interim, if based upon its review of the activity in any omnibus account held by Dealer, FSC has concerns that market timing activities have taken place by Dealer’s sub-account customers, Dealer agrees upon FSC’s request, to carry out further investigations on a sub-account level and inform FSC about its findings accordingly. Dealer agrees to provide FSC with certain non-personal sub-account trading information as FSC may from time to time reasonably request. Such information would be used solely to comply with FSC’s market timing policies, applicable laws and requests from regulatory authorities.”

3. The last sentence of Section 8(a) is deleted in its entirety and amended to read:

“Dealer will not prepare any written communications (other than individual correspondence with a customer or as required by law) that refer to the Funds or FSC in any manner, unless Dealer has obtained FSC’s prior written approval, which approval shall not be withheld unreasonably.”

4. The first sentence of Section 17(a) is deleted in its entirety and amended to read:

“This Agreement will become effective in this form as of the date executed by FSC, provided that, with respect to the Federated Insurance Series Funds, this Agreement is deemed to be effective on March 1, 2003.”

The remaining terms of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Amendment has been executed as of the date set forth below by a duly authorized officer of each party.

DEALER		FEDERATED SECURITIES CORP.

By:	/s/ Karen R. Colvin	By:	/s/ Thomas E. Territ
Name:	Karen R. Colvin	Name:	Thomas E. Territ
Title:	Vice President	Title:	President
Date:	10-31-06	Date:	11/6/06

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO DEALER AGREEMENT

The following is an Amendment to the Dealer Agreement entered into between Nationwide Investment Services Corporation “Dealer”) and Federated Securities Corp. (“FSC”) dated October 26, 2006 (the “Agreement”). Dealer and FSC hereby Agree as follows: ....... .......

I. The following is added as a new Section to Schedule I to the Agreement and may be updated from time to time.

SERVICE SHARES

DISTRIBUTION (Rule 12b-1) Fee:	[ * * ]
SERVICE FEE:	[ * * ]

FUND NAME	SERIES
Federated Insurance Series	Federated American Leaders Fund II
Federated Capital Appreciation Fund II
Federated Kaufmann Fund II
Federated High Income Bond Fund II
Federated Market Opportunity Fund II
Federated Quality Bond Fund II

The remaining terms of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Amendment has been executed as of the date set forth below by a duly authorized officer of each party.

NATIONWIDE: INVESTMENT SERVICES		FEDERATED SECURITIES CORP.
CORPORATION

By:		By:	/s/ Thomas E. Territ
Name:	Karen R. Colvin	Name:	Thomas E. Territ
Title:	Vice President	Title:	President
Date:	10-20-06	Date:	10/26/06

THIRD AMENDMENT TO DEALER AGREEMENT

This Amendment (“Amendment) is dated March 16, 2009, to the Dealer Agreement (“Agreement”) dated October 26, 2006, between Nationwide Investment Services Corporation (“Dealer”) and Federated Securities Corp. (“FSC”).

W I T N E S S E T H:

WHEREAS, Dealer and FSC are parties to the Agreement dated October 26, 2006, as amended on even date therewith.

WHEREAS, Dealer and FSC desire to amend the Agreement subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	The last sentence of Section 8(a) of the Agreement is deleted in its entirety and replaced with the following:

Dealer will not prepare any written communications (other than individual correspondence with a customer or as required by law) that refer to the Funds or FSC in any manner, unless Dealer has obtained FSC’s prior written approval, which approval shall not be withheld unreasonably; provided, however, that Dealer may disclose the compensation rates paid by FSC and/or the Funds for the administrative and distribution related services provided by Dealer without FSC’s prior written approval.

2.	Unless otherwise specified, capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Agreement.

3.	All references in the Agreement to the “Agreement” shall be deemed to be references to the Agreement, as amended hereby.

4.	Except as expressly provided herein, the Agreement shall remain in full force and effect without any modification, amendment or change.

5.

If any term, provision, covenant or condition of this Amendment, or any application hereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants, and conditions of this Amendment, and all applications hereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby, provided that the invalidity, voidness or unenforceability of such term, provision, covenant or condition does not materially impair the ability of the parties hereto to consummate the transactions contemplated hereby.

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first written above.

NATIONWIDE INVESTMENT			FEDERATED SECURITIES CORP.
SERVICES CORPORATION

By:		By:
Name:	Karen R. Colvin	Name:
Title:	Vice President	Title:
Date:		Date:

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SCHEDULE 1 TO BROKER-DEALER AGREEMENT, also known as DEALER AGREEMENT As of October 1, 2021

The following lists the Funds and Shares subject to the Broker-Dealer Agreement and the compensation payable, if any, to Intermediary/Broker-Dealer pursuant to the Broker-Dealer Agreement. Dealer Reallowances of the Initial Sales Loads and Advance Commissions are paid as a percentage of public offering price. Distribution (Rule 12b-1) Fees, Service Fees and any supplemental payments are paid at an annual rate on the average net asset value of shares held in Fund accounts attributed to Intermediary/Broker-Dealer pursuant to the Broker-Dealer Agreement. Supplemental payments are made from the assets of FSC or its affiliates and not from assets of the Funds.

A Fund marked with an asterisk (*) offers one class of shares that is undesignated but is subject to the same fee rates listed for the class that the Fund is grouped under. Each Fund’s prospectus shall control in case of any conflict with this Schedule.

Certain Funds’ Share Classes, which are marked with a double asterisk (**), are considered to be “Clean Shares”. Clean Shares do not have any front-end load, deferred sales charge or other asset-based fee for sales or distribution. Clean Shares allow the Intermediary/Dealer to determine the fees/commission to be paid by the Intermediary’s/Dealer’s customer.

The Distribution (Rule 12b-1) Fees, Service Fees and any supplemental payments will be distributed so long as the total amount payable to Intermediary/Dealer, for each individual transfer agent system financial intermediary number, for the period is at least $25.00.

If you are an Introducing Dealer, your Clearing Dealer will determine which of the Funds on Schedule 1 are applicable to your Clearing Agreement with the Clearing Dealer and any compensation to which you may be entitled pursuant to this Agreement will be paid by FSC to the Clearing Dealer that is listed as the Dealer of Record on the account with the Fund. If you are a Clearing Dealer, you are responsible for remitting payments paid pursuant to the Agreement to the Introducing Dealer in accordance with the Clearing Agreement between you and the Introducing Dealer (required by Rule 3230 of the NASD Conduct Rules).

Schedule 1 To Broker-Dealer Agreement

Fluctuating Funds Payment Rates

Class A Shares

	Purchase Amount Breakpoints	Group A	Group B	Group C	Group D	Group E
Dealer Reallowance	Less than $50,000	[**]	[**]	[**]	[**]	[**]
	$50,000 but less than $100,000	[**]	[**]	[**]	[**]	[**]
	$100,000 but less than $250,000	[**]	[**]	[**]	[**]	[**]
	$250,000 but less than $500,000	[**]	[**]	[**]	[**]	[**]
	$500,000 but less than $1,000,000	[**]	[**]	[**]	[**]	[**]
	$1,000,000 or greater	[**]	[**]	[**]	[**]	[**]

	Purchase Amount Breakpoints	Group F	Group G
Dealer Reallowance	Less than $100,000	[**]	[**]
	$100,000 or greater	[**]	[**]

Advanced Commissions (* Purchase of $1 million or more)	First $1 - $5 million	[**]
	Next $5 - $20 million	[**]
	Over $20 million	[**]

*

Advance commissions reset annually to the first breakpoint on the anniversary of the first purchase. Such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 0.75% of the lesser of: (i) the purchase price of the Class A Shares or (ii) the redemption price of the Class A Shares.

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Payment Cycle	Dealer Reallowance Group

FEDERATED HERMES CAPITAL INCOME FUND	FEDERATED HERMES INCOME SECURITIES TRUST	312	31420C878	[**]	[**]	Quarterly	A
FEDERATED HERMES CLOVER SMALL VALUE FUND	FEDERATED HERMES EQUITY FUNDS	639	314172289	[**]	[**]	Quarterly	A
FEDERATED HERMES CORE BOND FUND	FEDERATED HERMES TOTAL RETURN SERIES, INC.	837	31428Q804	[**]	[**]	Monthly	B
FEDERATED HERMES CORPORATE BOND FUND	FEDERATED HERMES INVESTMENT SERIES, INC.	641	31420F103	[**]	[**]	Quarterly	B
FEDERATED HERMES EMERGING MARKET DEBT FUND	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	609	31428U771	[**]	[**]	Quarterly	B
FEDERATED HERMES EQUITY INCOME FUND, INC.	FEDERATED HERMES EQUITY INCOME FUND, INC.	326	313915100	[**]	[**]	Quarterly	A
FEDERATED HERMES FLOATING RATE STRATEGIC INCOME FUND[1]	FEDERATED HERMES INCOME SECURITIES TRUST	687	31420C647	[**]	[**]	Monthly	F
FEDERATED HERMES FUND FOR U.S. GOVERNMENT SECURITIES	FEDERATED HERMES INCOME SECURITIES TRUST	309	31420C704	[**]	[**]	Quarterly	B
FEDERATED HERMES GLOBAL ALLOCATION FUND	FEDERATED HERMES GLOBAL ALLOCATION FUND	11	314183104	[**]	[**]	Quarterly	A
FEDERATED HERMES GLOBAL TOTAL RETURN BOND FUND	FEDERATED HERMES INTERNATIONAL SERIES, INC.	316	31420G408	[**]	[**]	Quarterly	B
FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.	FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.	166	313912206	[**]	[**]	Quarterly	B
FEDERATED HERMES GOVERNMENT ULTRASHORT FUND[1]	FEDERATED HERMES INSTITUTIONAL TRUST	891	31420B706	[**]	[**]	Monthly	G
FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND	FEDERATED HERMES ADVISER SERIES	431	31423A101	[**]	[**]	Quarterly	A
FEDERATED HERMES HIGH INCOME BOND FUND, INC.	FEDERATED HERMES HIGH INCOME BOND FUND, INC.	317	314195108	[**]	[**]	Quarterly	B
FEDERATED HERMES OPPORTUNISTIC HIGH YIELD BOND FUND	FEDERATED HERMES HIGH YIELD TRUST	113	314197302	[**]	[**]	Quarterly	B

[1]

The Advanced Commission is not paid on Federated Hermes Floating Rate Strategic Income Fund, Federated Hermes Government Ultrashort Fund, Federated Hermes Municipal Ultrashort Fund, Federated Hermes Short-Intermediate Municipal Fund, Federated Hermes Short-Intermediate Total Return Bond Fund, Federated Hermes Short-Term Income Fund and Federated Hermes Ultrashort Fund.

Product 30582	October 1, 2021	2

Schedule 1 To Broker-Dealer Agreement

Class A Shares

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Payment Cycle	Dealer Reallowance Group

FEDERATED HERMES INTERNATIONAL DEVELOPED EQUITY FUND	FEDERATED HERMES ADVISER SERIES	713	31423A713	[**]	[**]	Quarterly	A
FEDERATED HERMES INTERNATIONAL LEADERS FUND	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	103	31428U847	[**]	[**]	Quarterly	A
FEDERATED HERMES INTERNATIONAL SMALL-MID COMPANY FUND	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	695	31428U748	[**]	[**]	Quarterly	A
FEDERATED HERMES INTERNATIONAL STRATEGIC VALUE DIVIDEND FUND	FEDERATED HERMES EQUITY FUNDS	432	314172388	[**]	[**]	Quarterly	A
FEDERATED HERMES KAUFMANN FUND	FEDERATED HERMES EQUITY FUNDS	66	314172677	[**]	[**]	Quarterly	A
FEDERATED HERMES KAUFMANN LARGE CAP FUND	FEDERATED HERMES EQUITY FUNDS	352	314172446	[**]	[**]	Quarterly	A
FEDERATED HERMES KAUFMANN SMALL CAP FUND	FEDERATED HERMES EQUITY FUNDS	757	314172636	[**]	[**]	Quarterly	A
FEDERATED HERMES MDT ALL CAP CORE FUND	FEDERATED HERMES MDT SERIES	210	31421R106	[**]	[**]	Quarterly	A
FEDERATED HERMES MDT BALANCED FUND	FEDERATED HERMES MDT SERIES	285	31421R841	[**]	[**]	Quarterly	A
FEDERATED HERMES MDT LARGE CAP GROWTH FUND	FEDERATED HERMES MDT SERIES	265	31421R700	[**]	[**]	Quarterly	A
FEDERATED HERMES MDT LARGE CAP VALUE FUND	FEDERATED HERMES ADVISER SERIES	419	314209206	[**]	[**]	Quarterly	A
FEDERATED HERMES MDT MARKET NEUTRAL FUND	FEDERATED HERMES ADVISER SERIES	299	31423A440	[**]	[**]	Quarterly	A
FEDERATED HERMES MDT MID CAP GROWTH FUND	FEDERATED HERMES EQUITY FUNDS	677	314172107	[**]	[**]	Quarterly	A
FEDERATED HERMES MDT SMALL CAP CORE FUND	FEDERATED HERMES MDT SERIES	237	31421R817	[**]	[**]	Quarterly	A
FEDERATED HERMES MDT SMALL CAP GROWTH FUND	FEDERATED HERMES MDT SERIES	282	31421R775	[**]	[**]	Quarterly	A
FEDERATED HERMES MICHIGAN INTERMEDIATE MUNICIPAL FUND	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	145	313923302	[**]	[**]	Quarterly	C
FEDERATED HERMES MUNI AND STOCK ADVANTAGE FUND	FEDERATED HERMES INCOME SECURITIES TRUST	887	31420C837	[**]	[**]	Quarterly	A
FEDERATED HERMES MUNICIPAL BOND FUND, INC.	FEDERATED HERMES MUNICIPAL BOND FUND, INC.	384	313913105	[**]	[**]	Quarterly	B
FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	167	313923864	[**]	[**]	Quarterly	B
FEDERATED HERMES MUNICIPAL ULTRASHORT FUND[1]	FEDERATED HERMES FIXED INCOME SECURITIES, INC.	254	31417P866	[**]	[**]	Monthly	G
FEDERATED HERMES OHIO MUNICIPAL INCOME FUND	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	164	313923823	[**]	[**]	Quarterly	B
FEDERATED HERMES PENNSYLVANIA MUNICIPAL INCOME FUND	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	311	313923708	[**]	[**]	Quarterly	B
FEDERATED HERMES PRUDENT BEAR FUND	FEDERATED HERMES EQUITY FUNDS	409	31421N709	[**]	[**]	Quarterly	A
FEDERATED HERMES REAL RETURN BOND FUND	FEDERATED HERMES INCOME SECURITIES TRUST	183	31420C779	[**]	[**]	Quarterly	B
FEDERATED HERMES SHORT-INTERMEDIATE MUNICIPAL FUND[1]	FEDERATED HERMES SHORT-INTERMEDIATE DURATION MUNI TR	291	313907305	[**]	[**]	Monthly	F
FEDERATED HERMES SHORT-INTERMEDIATE TOTAL RETURN BOND FUND[1]	FEDERATED HERMES INSTITUTIONAL TRUST	114	31420B870	[**]	[**]	Monthly	F
FEDERATED HERMES SHORT-TERM INCOME FUND[1]	FEDERATED HERMES INCOME SECURITIES TRUST	607	31420C795	[**]	[**]	Monthly	F
FEDERATED HERMES STRATEGIC INCOME FUND	FEDERATED HERMES FIXED INCOME SECURITIES, INC.	381	31417P502	[**]	[**]	Quarterly	B
FEDERATED HERMES STRATEGIC VALUE DIVIDEND FUND	FEDERATED HERMES EQUITY FUNDS	661	314172586	[**]	[**]	Quarterly	A
FEDERATED HERMES TOTAL RETURN BOND FUND	FEDERATED HERMES TOTAL RETURN SERIES, INC.	404	31428Q820	[**]	[**]	Quarterly	B
FEDERATED HERMES ULTRASHORT BOND FUND[1]	FEDERATED HERMES TOTAL RETURN SERIES, INC.	218	31428Q762	[**]	[**]	Monthly	G

[1]

The Advanced Commission is not paid on Federated Hermes Floating Rate Strategic Income Fund, Federated Hermes Government Ultrashort Fund, Federated Hermes Municipal Ultrashort Fund, Federated Hermes Short-Intermediate Municipal Fund, Federated Hermes Short-Intermediate Total Return Bond Fund, Federated Hermes Short-Term Income Fund and Federated Hermes Ultrashort Fund.

Product 30582	October 1, 2021	3

Schedule 1 To Broker-Dealer Agreement

Class B Shares

Advanced Commissions	5.00%

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Payment Cycle
FEDERATED HERMES CORPORATE BOND FUND	FEDERATED HERMES INVESTMENT SERIES, INC.	642	31420F202	[**]	[**]	Quarterly
FEDERATED HERMES CAPITAL INCOME FUND	FEDERATED HERMES INCOME SECURITIES TRUST	631	31420C860	[**]	[**]	Quarterly
FEDERATED HERMES EQUITY INCOME FUND, INC.	FEDERATED HERMES EQUITY INCOME FUND, INC.	629	313915209	[**]	[**]	Quarterly
FEDERATED HERMES FUND FOR U.S. GOVERNMENT SECURITIES	FEDERATED HERMES INCOME SECURITIES TRUST	601	31420C803	[**]	[**]	Quarterly
FEDERATED HERMES GLOBAL ALLOCATION FUND	FEDERATED HERMES GLOBAL ALLOCATION FUND	373	314183203	[**]	[**]	Quarterly
FEDERATED HERMES HIGH INCOME BOND FUND, INC.	FEDERATED HERMES HIGH INCOME BOND FUND, INC.	630	314195207	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL LEADERS FUND	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	104	31428U839	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN FUND	FEDERATED HERMES EQUITY FUNDS	67	314172669	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN SMALL CAP FUND	FEDERATED HERMES EQUITY FUNDS	758	314172628	[**]	[**]	Quarterly
FEDERATED HERMES MDT LARGE CAP GROWTH FUND	FEDERATED HERMES MDT SERIES	271	31421R684	[**]	[**]	Quarterly
FEDERATED HERMES MDT LARGE CAP VALUE FUND	FEDERATED HERMES ADVISER SERIES	420	314209305	[**]	[**]	Quarterly
FEDERATED HERMES MUNI AND STOCK ADVANTAGE FUND	FEDERATED HERMES INCOME SECURITIES TRUST	888	31420C829	[**]	[**]	Quarterly
FEDERATED HERMES MUNICIPAL BOND FUND, INC.	FEDERATED HERMES MUNICIPAL BOND FUND, INC.	602	313913204	[**]	[**]	Quarterly
FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	170	313923856	[**]	[**]	Quarterly
FEDERATED HERMES STRATEGIC INCOME FUND	FEDERATED HERMES FIXED INCOME SECURITIES, INC.	652	31417P601	[**]	[**]	Quarterly
FEDERATED HERMES TOTAL RETURN BOND FUND	FEDERATED HERMES TOTAL RETURN SERIES, INC.	405	31428Q812	[**]	[**]	Quarterly

Class C Shares

Advanced Commissions	[**]

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)[2]	Payment Cycle
FEDERATED HERMES CAPITAL INCOME FUND	FEDERATED HERMES INCOME SECURITIES TRUST	244	31420C852	[**]	[**]	Quarterly
FEDERATED HERMES CLOVER SMALL VALUE FUND	FEDERATED HERMES EQUITY FUNDS	658	314172271	[**]	[**]	Quarterly
FEDERATED HERMES CORPORATE BOND FUND	FEDERATED HERMES INVESTMENT SERIES, INC.	643	31420F301	[**]	[**]	Quarterly
FEDERATED HERMES EMERGING MARKET DEBT FUND	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	611	31428U755	[**]	[**]	Quarterly
FEDERATED HERMES EQUITY INCOME FUND, INC.	FEDERATED HERMES EQUITY INCOME FUND, INC.	241	313915308	[**]	[**]	Quarterly
FEDERATED HERMES FLOATING RATE STRATEGIC INCOME FUND[3]	FEDERATED HERMES INCOME SECURITIES TRUST	112	31420C597	[**]	[**]	Quarterly
FEDERATED HERMES FUND FOR U.S. GOVERNMENT SECURITIES	FEDERATED HERMES INCOME SECURITIES TRUST	238	31420C886	[**]	[**]	Quarterly

[2]

In Year One only the Service Fee will be paid to the Intermediary/Broker-Dealer on these shares. In Year Two and thereafter, the Service Fee and Distribution (Rule 12b-1) Fee will be paid to the Financial Institutions. ALTERNATIVELY if the Intermediary/Broker-Dealer waives the [**] advance payment, the Service Fee and Distribution (Rule 12b-1) Fee will be paid in Year One and thereafter to the Intermediary/Broker-Dealer on these shares.

[3]	Purchases limited to less than $100,000

Product 30582	October 1, 2021	4

Schedule 1 To Broker-Dealer Agreement

Class C Shares

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)[2]	Payment Cycle
FEDERATED HERMES GLOBAL ALLOCATION FUND	FEDERATED HERMES GLOBAL ALLOCATION FUND	608	314183302	[**]	[**]	Quarterly
FEDERATED HERMES GLOBAL TOTAL RETURN BOND FUND	FEDERATED HERMES INTERNATIONAL SERIES, INC.	240	31420G606	[**]	[**]	Quarterly
FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.	FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.	171	313912404	[**]	[**]	Quarterly
FEDERATED HERMES HIGH INCOME BOND FUND, INC.	FEDERATED HERMES HIGH INCOME BOND FUND, INC.	242	314195306	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL DEVELOPED EQUITY FUND	FEDERATED HERMES ADVISER SERIES	714	31423A697	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL LEADERS FUND	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	105	31428U821	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL SMALL-MID COMPANY FUND	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	697	31428U722	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL STRATEGIC VALUE DIVIDEND FUND	FEDERATED HERMES EQUITY FUNDS	433	314172370	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN FUND	FEDERATED HERMES EQUITY FUNDS	70	314172651	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN LARGE CAP FUND	FEDERATED HERMES EQUITY FUNDS	353	314172438	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN SMALL CAP FUND	FEDERATED HERMES EQUITY FUNDS	759	314172610	[**]	[**]	Quarterly
FEDERATED HERMES MAX-CAP INDEX FUND	FEDERATED HERMES INDEX TRUST	867	31420E502	[**]	[**]	Quarterly
FEDERATED HERMES MDT ALL CAP CORE FUND	FEDERATED HERMES MDT SERIES	224	31421R205	[**]	[**]	Quarterly
FEDERATED HERMES MDT BALANCED FUND	FEDERATED HERMES MDT SERIES	296	31421R833	[**]	[**]	Quarterly
FEDERATED HERMES MDT LARGE CAP GROWTH FUND	FEDERATED HERMES MDT SERIES	267	31421R809	[**]	[**]	Quarterly
FEDERATED HERMES MDT LARGE CAP VALUE FUND	FEDERATED HERMES ADVISER SERIES	422	314209404	[**]	[**]	Quarterly
FEDERATED HERMES MDT MID CAP GROWTH FUND	FEDERATED HERMES EQUITY FUNDS	650	314172305	[**]	[**]	Quarterly
FEDERATED HERMES MDT SMALL CAP CORE FUND	FEDERATED HERMES MDT SERIES	245	31421R791	[**]	[**]	Quarterly
FEDERATED HERMES MDT SMALL CAP GROWTH FUND	FEDERATED HERMES MDT SERIES	283	31421R767	[**]	[**]	Quarterly
FEDERATED HERMES MUNI AND STOCK ADVANTAGE FUND	FEDERATED HERMES INCOME SECURITIES TRUST	889	31420C811	[**]	[**]	Quarterly
FEDERATED HERMES MUNICIPAL BOND FUND, INC.	FEDERATED HERMES MUNICIPAL BOND FUND, INC.	243	313913303	[**]	[**]	Quarterly
FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	214	313923849	[**]	[**]	Quarterly
FEDERATED HERMES OPPORTUNISTIC HIGH YIELD BOND FUND	FEDERATED HERMES HIGH YIELD TRUST	120	314197401	[**]	[**]	Quarterly
FEDERATED HERMES PRUDENT BEAR FUND	FEDERATED HERMES EQUITY FUNDS	415	31421N600	[**]	[**]	Quarterly
FEDERATED HERMES REAL RETURN BOND FUND	FEDERATED HERMES INCOME SECURITIES TRUST	184	31420C761	[**]	[**]	Quarterly
FEDERATED HERMES STRATEGIC INCOME FUND	FEDERATED HERMES FIXED INCOME SECURITIES, INC.	382	31417P700	[**]	[**]	Quarterly
FEDERATED HERMES STRATEGIC VALUE DIVIDEND FUND	FEDERATED HERMES EQUITY FUNDS	663	314172578	[**]	[**]	Quarterly
FEDERATED HERMES TOTAL RETURN BOND FUND	FEDERATED HERMES TOTAL RETURN SERIES, INC.	406	31428Q796	[**]	[**]	Quarterly

[2]

In Year One only the Service Fee will be paid to the Intermediary/Broker-Dealer on these shares. In Year Two and thereafter, the Service Fee and Distribution (Rule 12b-1) Fee will be paid to the Financial Institutions. ALTERNATIVELY if the Intermediary/Broker-Dealer waives the [**] advance payment, the Service Fee and Distribution (Rule 12b-1) Fee will be paid in Year One and thereafter to the Intermediary/Broker-Dealer on these shares.

Product 30582	October 1, 2021	5

Schedule 1 To Broker-Dealer Agreement

Class F Shares

Dealer Reallowance	less than $1,000,000	[**]
	$1,000,000 or greater	[**]

Advanced Commissions	Less than $2,000,0000	[**]
	$2,000,000 but less than $5,000,000	[**]
	$5,000,000 or greater	[**]

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Payment Cycle
FEDERATED HERMES CAPITAL INCOME FUND	FEDERATED HERMES INCOME SECURITIES TRUST	374	31420C845	[**]	[**]	Quarterly
FEDERATED HERMES CORPORATE BOND FUND	FEDERATED HERMES INVESTMENT SERIES, INC.	198	31420F400	[**]	[**]	Quarterly
FEDERATED HERMES EQUITY INCOME FUND, INC.	FEDERATED HERMES EQUITY INCOME FUND, INC.	304	313915407	[**]	[**]	Quarterly
FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.	FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.	21	313912107	[**]	[**]	Quarterly
FEDERATED HERMES MUNI AND STOCK ADVANTAGE FUND	FEDERATED HERMES INCOME SECURITIES TRUST	901	31420C720	[**]	[**]	Quarterly
FEDERATED HERMES MUNICIPAL BOND FUND, INC.	FEDERATED HERMES MUNICIPAL BOND FUND, INC.	375	313913402	[**]	[**]	Quarterly
FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	310	313923831	[**]	[**]	Quarterly
FEDERATED HERMES OHIO MUNICIPAL INCOME FUND	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	313	313923609	[**]	[**]	Quarterly
FEDERATED HERMES STRATEGIC INCOME FUND	FEDERATED HERMES FIXED INCOME SECURITIES, INC.	383	31417P809	[**]	[**]	Quarterly

Class R Shares

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Supplemental Payment (bps)	Payment Cycle
FEDERATED HERMES CAPITAL INCOME FUND	FEDERATED HERMES INCOME SECURITIES TRUST	300	31420C613	[**]	[**]	[**]	Quarterly
FEDERATED HERMES CLOVER SMALL VALUE FUND	FEDERATED HERMES EQUITY FUNDS	670	314172172	[**]	[**]	[**]	Quarterly
FEDERATED HERMES EQUITY INCOME FUND, INC.	FEDERATED HERMES EQUITY INCOME FUND, INC.	34	313915605	[**]	[**]	[**]	Quarterly
FEDERATED HERMES GLOBAL ALLOCATION FUND	FEDERATED HERMES GLOBAL ALLOCATION FUND	894	314183401	[**]	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL LEADERS FUND	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	106	31428U599	[**]	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN FUND[4]	FEDERATED HERMES EQUITY FUNDS	74	314172644	[**]	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN LARGE CAP FUND	FEDERATED HERMES EQUITY FUNDS	354	314172420	[**]	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN SMALL CAP FUND	FEDERATED HERMES EQUITY FUNDS	154	314172537	[**]	[**]	[**]	Quarterly
FEDERATED HERMES MAX-CAP INDEX FUND	FEDERATED HERMES INDEX TRUST	895	31420E809	[**]	[**]	[**]	Quarterly
FEDERATED HERMES MDT LARGE CAP VALUE FUND	FEDERATED HERMES ADVISER SERIES	425	314209503	[**]	[**]	[**]	Quarterly
FEDERATED HERMES TOTAL RETURN BOND FUND	FEDERATED HERMES TOTAL RETURN SERIES, INC.	893	31428Q770	[**]	[**]	[**]	Quarterly
FEDERATED HERMES SHORT-INTERMEDIATE GOVERNMENT FUND	FEDERATED HERMES SHORT-INTERMEDIATE GOVERNMENT TR	896	31428P301	[**]	[**]	[**]	Quarterly

[4]	There is no Distribution (Rule 12b-1) Fee paid on retail accounts of the Federated Hermes Kaufmann Fund.

Product 30582	October 1, 2021	6

Schedule 1 To Broker-Dealer Agreement

Class R6 Shares

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Payment Cycle
FEDERATED HERMES CLOVER SMALL VALUE FUND**	FEDERATED HERMES EQUITY FUNDS	539	31421N808	[**]	[**]	Quarterly
FEDERATED HERMES CORPORATE BOND FUND**	FEDERATED HERMES INVESTMENT SERIES FUNDS, INC.	671	31420F608	[**]	[**]	Quarterly
FEDERATED HERMES EMERGING MARKETS EQUITY FUND**	FEDERATED HERMES ADVISER SERIES	818	31423A580	[**]	[**]	Quarterly
FEDERATED HERMES FLOATING RATE STRATEGIC INCOME FUND**	FEDERATED HERMES INCOME SECURITIES TRUST	701	31420C571	[**]	[**]	Quarterly
FEDERATED HERMES GLOBAL ALLOCATION FUND**	FEDERATED HERMES GLOBAL ALLOCATION FUND	232	314183609	[**]	[**]	Quarterly
FEDERATED HERMES GLOBAL EQUITY FUND**	FEDERATED HERMES ADVISER SERIES	935	31423A804	[**]	[**]	Quarterly
FEDERATED HERMES GLOBAL SMALL CAP FUND**	FEDERATED HERMES ADVISER SERIES	944	31423A853	[**]	[**]	Monthly
FEDERATED HERMES GOVERNMENT ULTRASHORT FUND**	FEDERATED HERMES INSTITUTIONAL TRUST	840	31420B854	[**]	[**]	Monthly
FEDERATED HERMES HIGH INCOME BOND FUND, INC.**	FEDERATED HERMES HIGH INCOME BOND FUND, INC.	492	314195504	[**]	[**]	Quarterly
FEDERATED HERMES INSTITUTIONAL HIGH YIELD BOND FUND**	FEDERATED HERMES INSTITUTIONAL TRUST	221	31420B847	[**]	[**]	Monthly
FEDERATED HERMES INTERNATIONAL DEVELOPED EQUITY FUND**	FEDERATED HERMES ADVISER SERIES	444	31423A721	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL EQUITY FUND**	FEDERATED HERMES ADVISER SERIES	718	31423A671	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL GROWTH FUND**	FEDERATED HERMES ADVISER SERIES	778	31423A630	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL LEADERS FUND**	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	110	31428U581	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL STRATEGIC VALUE DIVIDEND FUND**	FEDERATED HERMES EQUITY FUNDS	466	31421N824	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN LARGE CAP FUND**	FEDERATED HERMES EQUITY FUNDS	401	314172131	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN SMALL CAP FUND**	FEDERATED HERMES EQUITY FUNDS	146	31421N683	[**]	[**]	Quarterly
FEDERATED HERMES MDT ALL CAP CORE FUND**	FEDERATED HERMES MDT SERIES	233	31421R718	[**]	[**]	Quarterly
FEDERATED HERMES MDT BALANCED FUND**	FEDERATED HERMES MDT SERIES	314	31421R692	[**]	[**]	Quarterly
FEDERATED HERMES MDT LARGE CAP VALUE FUND**	FEDERATED HERMES ADVISER SERIES	429	314209602	[**]	[**]	Quarterly
FEDERATED HERMES MDT MID CAP GROWTH FUND**	FEDERATED HERMES EQUITY FUNDS	679	314172529	[**]	[**]	Quarterly
FEDERATED HERMES MDT SMALL CAP CORE FUND**	FEDERATED HERMES MDT SERIES	223	31421R627	[**]	[**]	Quarterly
FEDERATED HERMES MDT SMALL CAP GROWTH FUND**	FEDERATED HERMES MDT SERIES	231	31421R619	[**]	[**]	Quarterly
FEDERATED HERMES MID-CAP INDEX FUND**	FEDERATED HERMES INDEX TRUST	156	31420E874	[**]	[**]	Quarterly
FEDERATED HERMES MUNICIPAL ULTRASHORT FUND**	FEDERATED HERMES FIXED INCOME SECURITIES, INC.	230	31417P817	[**]	[**]	Quarterly
FEDERATED HERMES OPPORTUNISTIC HIGH YIELD BOND FUND**	FEDERATED HERMES HIGH YIELD TRUST	430	314197807	[**]	[**]	Monthly
FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND**	FEDERATED HERMES ADVISER SERIES	442	31423A408	[**]	[**]	Monthly
FEDERATED HERMES SDG ENGAGEMENT HIGH YIELD CREDIT FUND**	FEDERATED HERMES ADVISER SERIES	672	31423A549	[**]	[**]	Monthly
FEDERATED HERMES SHORT-INTERMEDIATE TOTAL RETURN BOND FUND**	FEDERATED HERMES INSTITUTIONAL TRUST	127	31420B862	[**]	[**]	Quarterly
FEDERATED HERMES SHORT-TERM INCOME FUND**	FEDERATED HERMES INCOME SECURITIES TRUST	292	31420C563	[**]	[**]	Monthly
FEDERATED HERMES STRATEGIC INCOME FUND**	FEDERATED HERMES FIXED INCOME SECURITIES, INC.	414	31417P833	[**]	[**]	Quarterly
FEDERATED HERMES STRATEGIC VALUE DIVIDEND FUND**	FEDERATED HERMES EQUITY FUNDS	251	31421N881	[**]	[**]	Quarterly
FEDERATED HERMES TOTAL RETURN BOND FUND**	FEDERATED HERMES TOTAL RETURN SERIES, INC.	225	31428Q739	[**]	[**]	Quarterly
FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND**	FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND	234	31429A303	[**]	[**]	Monthly
FEDERATED HERMES U.S. SMID FUND**	FEDERATED HERMES ADVISER SERIES	187	31423A515	[**]	[**]	Quarterly
FEDERATED HERMES ULTRASHORT BOND FUND**	FEDERATED HERMES TOTAL RETURN SERIES, INC.	344	31428Q713	[**]	[**]	Quarterly

Product 30582	October 1, 2021	7

Schedule 1 To Broker-Dealer Agreement

Class IS Shares

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Payment Cycle
FEDERATED HERMES ADJUSTABLE RATE FUND**	FEDERATED HERMES ADJUSTABLE RATE SECURITIES TRUST	325	314082306	[**]	[**]	Monthly
FEDERATED HERMES CAPITAL INCOME FUND**	FEDERATED HERMES INCOME SECURITIES TRUST	830	31420C621	[**]	[**]	Monthly
FEDERATED HERMES CLOVER SMALL VALUE FUND**	FEDERATED HERMES EQUITY FUNDS	659	314172263	[**]	[**]	Quarterly
FEDERATED HERMES CONSERVATIVE MUNICIPAL MICROSHORT FUND**	FEDERATED HERMES ADVISER SERIES	567	31423A457	[**]	[**]	Monthly
FEDERATED HERMES CONSERVATIVE MICROSHORT FUND**	FEDERATED HERMES ADVISER SERIES	564	31423A473	[**]	[**]	Monthly
FEDERATED HERMES CORE BOND FUND **	FEDERATED HERMES TOTAL RETURN SERIES, INC.	835	31428Q887	[**]	[**]	Monthly
FEDERATED HERMES CORPORATE BOND FUND**	FEDERATED HERMES INVESTMENT SERIES FUNDS, INC.	655	31420F509	[**]	[**]	Quarterly
FEDERATED HERMES EMERGING MARKET DEBT FUND**	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	831	31428U615	[**]	[**]	Quarterly
FEDERATED HERMES EMERGING MARKETS EQUITY FUND**	FEDERATED HERMES ADVISER SERIES	813	31423A598	[**]	[**]	Quarterly
FEDERATED HERMES EQUITY INCOME FUND, INC.**	FEDERATED HERMES EQUITY INCOME FUND, INC.	849	313915506	[**]	[**]	Monthly
FEDERATED HERMES FLOATING RATE STRATEGIC INCOME FUND**	FEDERATED HERMES INCOME SECURITIES TRUST	693	31420C670	[**]	[**]	Monthly
FEDERATED HERMES FUND FOR U.S. GOVERNMENT SECURITIES**	FEDERATED HERMES INCOME SECURITIES TRUST	614	31420C522	[**]	[**]	Monthly
FEDERATED HERMES GLOBAL ALLOCATION FUND**	FEDERATED HERMES GLOBAL ALLOCATION FUND	879	314183500	[**]	[**]	Quarterly
FEDERATED HERMES GLOBAL TOTAL RETURN BOND FUND**	FEDERATED HERMES INTERNATIONAL SERIES, INC.	152	31420G879	[**]	[**]	Quarterly
FEDERATED HERMES GOVERNMENT INCOME FUND**	FEDERATED HERMES GOVERNMENT INCOME TRUST	36	314199100	[**]	[**]	Monthly
FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.**	FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.	615	313912602	[**]	[**]	Monthly
FEDERATED HERMES GOVERNMENT ULTRASHORT FUND**	FEDERATED HERMES INSTITUTIONAL TRUST	626	31420B888	[**]	[**]	Monthly
FEDERATED HERMES GLOBAL EQUITY FUND**	FEDERATED HERMES ADVISER SERIES	934	31423A705	[**]	[**]	Quarterly
FEDERATED HERMES GLOBAL SMALL CAP FUND**	FEDERATED HERMES ADVISER SERIES	939	31423A861	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL EQUITY FUND**	FEDERATED HERMES ADVISER SERIES	443	31423A739	[**]	[**]	Quarterly
FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND**	FEDERATED HERMES ADVISER SERIES	441	31423A309	[**]	[**]	Quarterly
FEDERATED HERMES SDG ENGAGEMENT HIGH YIELD CREDIT FUND**	FEDERATED HERMES ADVISER SERIES	669	31423A556	[**]	[**]	Quarterly
FEDERATED HERMES HIGH INCOME BOND FUND, INC.**	FEDERATED HERMES HIGH INCOME BOND FUND, INC.	491	314195405	[**]	[**]	Quarterly
FEDERATED HERMES INSTITUTIONAL HIGH YIELD BOND FUND**	FEDERATED HERMES INSTITUTIONAL TRUST	900	31420B300	[**]	[**]	Monthly
FEDERATED HERMES INTERMEDIATE CORPORATE BOND FUND**	FEDERATED HERMES INCOME SECURITIES TRUST	303	31420C407	[**]	[**]	Monthly
FEDERATED HERMES INTERMEDIATE MUNICIPAL FUND**	INTERMEDIATE MUNICIPAL TRUST	739	458810603	[**]	[**]	Monthly
FEDERATED HERMES INTERNATIONAL DEVELOPED EQUITY FUND**	FEDERATED HERMES ADVISER SERIES	717	31423A689	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL GROWTH FUND**	FEDERATED HERMES ADVISER SERIES	728	31423A648	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL LEADERS FUND**	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	119	31428U623	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL SMALL-MID COMPANY FUND**	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.	682	31428U631	[**]	[**]	Quarterly
FEDERATED HERMES INTERNATIONAL STRATEGIC VALUE DIVIDEND FUND**	FEDERATED HERMES EQUITY FUNDS	434	314172362	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN FUND**	FEDERATED HERMES EQUITY FUNDS	123	31421N873	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN LARGE CAP FUND**	FEDERATED HERMES EQUITY FUNDS	355	314172412	[**]	[**]	Quarterly
FEDERATED HERMES KAUFMANN SMALL CAP FUND**	FEDERATED HERMES EQUITY FUNDS	163	31421N402	[**]	[**]	Quarterly
FEDERATED HERMES MAX-CAP INDEX FUND**	FEDERATED HERMES INDEX TRUST	39	31420E106	[**]	[**]	Monthly
FEDERATED HERMES MDT ALL CAP CORE FUND**	FEDERATED HERMES MDT SERIES	226	31421R304	[**]	[**]	Monthly
FEDERATED HERMES MDT BALANCED FUND**	FEDERATED HERMES MDT SERIES	297	31421R825	[**]	[**]	Monthly
FEDERATED HERMES MDT LARGE CAP GROWTH FUND**	FEDERATED HERMES MDT SERIES	269	31421R882	[**]	[**]	Monthly
FEDERATED HERMES MDT LARGE CAP VALUE FUND**	FEDERATED HERMES ADVISER SERIES	426	314209701	[**]	[**]	Monthly
FEDERATED HERMES MDT MARKET NEUTRAL FUND**	FEDERATED HERMES ADVISER SERIES	315	31423A432	[**]	[**]	Monthly

Product 30582	October 1, 2021	8

Schedule 1 To Broker-Dealer Agreement

Class IS Shares

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Payment Cycle
FEDERATED HERMES MDT MID CAP GROWTH FUND**	FEDERATED HERMES EQUITY FUNDS	656	314172198	[**]	[**]	Monthly
FEDERATED HERMES MDT SMALL CAP CORE FUND**	FEDERATED HERMES MDT SERIES	255	31421R783	[**]	[**]	Monthly
FEDERATED HERMES MDT SMALL CAP GROWTH FUND**	FEDERATED HERMES MDT SERIES	284	31421R759	[**]	[**]	Monthly
FEDERATED HERMES MICHIGAN INTERMEDIATE MUNICIPAL FUND**	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	622	313923773	[**]	[**]	Monthly
FEDERATED HERMES MID-CAP INDEX FUND**	FEDERATED HERMES INDEX TRUST	153	31420E882	[**]	[**]	Monthly
FEDERATED HERMES MUNI AND STOCK ADVANTAGE FUND**	FEDERATED HERMES INCOME SECURITIES TRUST	876	31420C654	[**]	[**]	Monthly
FEDERATED HERMES MUNICIPAL BOND FUND, INC.**	FEDERATED HERMES MUNICIPAL BOND FUND, INC.	141	313913600	[**]	[**]	Quarterly
FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND**	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	380	313923815	[**]	[**]	Monthly
FEDERATED HERMES MUNICIPAL ULTRASHORT FUND**	FEDERATED HERMES FIXED INCOME SECURITIES, INC.	253	31417P858	[**]	[**]	Monthly
FEDERATED HERMES OHIO MUNICIPAL INCOME FUND**	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	623	313923765	[**]	[**]	Monthly
FEDERATED HERMES OPPORTUNISTIC HIGH YIELD BOND FUND**	FEDERATED HERMES HIGH YIELD TRUST	77	314197203	[**]	[**]	Monthly
FEDERATED HERMES PENNSYLVANIA MUNICIPAL INCOME FUND**	FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST	673	313923757	[**]	[**]	Monthly
FEDERATED HERMES PRUDENT BEAR FUND**	FEDERATED HERMES EQUITY FUNDS	418	31421N501	[**]	[**]	Quarterly
FEDERATED HERMES REAL RETURN BOND FUND**	FEDERATED HERMES INCOME SECURITIES TRUST	185	31420C753	[**]	[**]	Monthly
FEDERATED HERMES SHORT-INTERMEDIATE GOVERNMENT FUND**	FEDERATED HERMES SHORT-INTERMEDIATE GOVERNMENT TR	47	31428P103	[**]	[**]	Monthly
FEDERATED HERMES SHORT-INTERMEDIATE MUNICIPAL FUND**	FEDERATED HERMES SHORT-INTERMEDIATE DURATION MUNI TR	24	313907107	[**]	[**]	Monthly
FEDERATED HERMES SHORT—INTERMEDIATE TOTAL RETURN BOND FUND**	FEDERATED HERMES INSTITUTIONAL TRUST	63	31420B607	[**]	[**]	Monthly
FEDERATED HERMES SHORT-TERM GOVERNMENT FUND**	FEDERATED HERMES SHORT-TERM GOVERNMENT TRUST	9	31428M100	[**]	[**]	Monthly
FEDERATED HERMES SHORT-TERM INCOME FUND**	FEDERATED HERMES INCOME SECURITIES TRUST	638	31420C787	[**]	[**]	Monthly
FEDERATED HERMES STRATEGIC INCOME FUND**	FEDERATED HERMES FIXED INCOME SECURITIES, INC.	653	31417P841	[**]	[**]	Quarterly
FEDERATED HERMES STRATEGIC VALUE DIVIDEND FUND**	FEDERATED HERMES EQUITY FUNDS	662	314172560	[**]	[**]	Monthly
FEDERATED HERMES TOTAL RETURN BOND FUND**	FEDERATED HERMES TOTAL RETURN SERIES, INC.	328	31428Q101	[**]	[**]	Monthly
FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND**	FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND	647	31429A105	[**]	[**]	Monthly
FEDERATED HERMES ULTRASHORT BOND FUND**	FEDERATED HERMES TOTAL RETURN SERIES, INC.	108	31428Q747	[**]	[**]	Monthly
FEDERATED HERMES U.S. SMID FUND**	FEDERATED HERMES ADVISER SERIES	165	31423A499	[**]	[**]	Quarterly

Product 30582	October 1, 2021	9

Schedule 1 To Broker-Dealer Agreement

Class SS Shares

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Payment Cycle
FEDERATED HERMES ADJUSTABLE RATE FUND**	FEDERATED HERMES ADJUSTABLE RATE SECURITIES TRUST	96	314082108	[**]	[**]	Monthly
FEDERATED HERMES GOVERNMENT INCOME FUND**	FEDERATED HERMES GOVERNMENT INCOME TRUST	102	314199209	[**]	[**]	Monthly
FEDERATED HERMES GOVERNMENT ULTRASHORT FUND**	FEDERATED HERMES INSTITUTIONAL TRUST	969	31420B805	[**]	[**]	Monthly
FEDERATED HERMES INTERMEDIATE CORPORATE BOND FUND	FEDERATED HERMES INCOME SECURITIES TRUST	348	31420C506	[**]	[**]	Monthly
FEDERATED HERMES INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL TRUST	78	458810108	[**]	[**]	Monthly
FEDERATED HERMES MAX-CAP INDEX FUND	FEDERATED HERMES INDEX TRUST	281	31420E403	[**]	[**]	Monthly
FEDERATED HERMES MDT LARGE CAP VALUE FUND**	FEDERATED HERMES ADVISER SERIES	428	314209800	[**]	[**]	Monthly
FEDERATED HERMES MID-CAP INDEX FUND**	FEDERATED HERMES INDEX TRUST	151	31420E205	[**]	[**]	Monthly
FEDERATED HERMES OPPORTUNISTIC HIGH YIELD BOND FUND**	FEDERATED HERMES HIGH YIELD TRUST	38	314197104	[**]	[**]	Monthly
FEDERATED HERMES SHORT-INTERMEDIATE GOVERNMENT FUND**	FEDERATED HERMES SHORT-INTERMEDIATE GOVERNMENT TR	192	31428P202	[**]	[**]	Monthly
FEDERATED HERMES SHORT-INTERMEDIATE MUNICIPAL FUND**	FEDERATED HERMES SHORT-INTERMEDIATE DURATION MUNI TR	289	313907206	[**]	[**]	Monthly
FEDERATED HERMES SHORT-INTERMEDIATE TOTAL RETURN BOND FUND**	FEDERATED HERMES INSTITUTIONAL TRUST	107	31420B508	[**]	[**]	Monthly
FEDERATED HERMES SHORT-TERM GOVERNMENT FUND	FEDERATED HERMES SHORT-TERM GOVERNMENT TRUST	100	31428M209	[**]	[**]	Monthly
FEDERATED HERMES SHORT-TERM INCOME FUND**	FEDERATED HERMES INCOME SECURITIES TRUST	65	31420C209	[**]	[**]	Monthly
FEDERATED HERMES TOTAL RETURN BOND FUND	FEDERATED HERMES TOTAL RETURN SERIES, INC.	288	31428Q507	[**]	[**]	Monthly
FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND	FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND	648	31429A204	[**]	[**]	Monthly
FEDERATED HERMES ULTRASHORT BOND FUND**	FEDERATED HERMES TOTAL RETURN SERIES, INC.	838	31428Q754	[**]	[**]	Monthly

Class Y Shares

Fund Legal Name	Fund Group Name	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Payment Cycle
FEDERATED HERMES SHORT-TERM GOVERNMENT FUND	FEDERATED HERMES SHORT-TERM GOVERNMENT TRUST	79	31428M308	[**]	[**]	Monthly

Product 30582	October 1, 2021	10

Schedule 1 To Broker-Dealer Agreement

Money Market Funds Payment Rates

Group A - Government and Treasury

Fund Legal Name	Fund Group Name	Share Class	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Supplemental Payment (bps)	Payment Cycle
FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	ADM	158	608919395	5	25	None	Monthly	+
FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CAP	805	608919809	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CII	385	608919676	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CS	386	608919684	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	IS	5	60934N104	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	PRM	117	608919718	[**]	[**]	[**]	Monthly
FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SEL	7	608919478	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	395	60934N807	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	TR	703	60934N153	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT OBLIGATIONS TAX-MANAGED FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	AS	613	608919494	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT OBLIGATIONS TAX-MANAGED FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	IS	636	60934N856	[**]	[**]	[**]	Monthly
FEDERATED HERMES GOVERNMENT OBLIGATIONS TAX-MANAGED FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	637	60934N849	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT RESERVES FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	A	970	608919544	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT RESERVES FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	B	971	608919536	[**]	[**]	[**]	Quarterly
FEDERATED HERMES GOVERNMENT RESERVES FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	C	972	608919528	[**]	[**]	[**]	Quarterly	+
FEDERATED HERMES GOVERNMENT RESERVES FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	F	973	608919510	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES GOVERNMENT RESERVES FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	P	807	608919205	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES TREASURY OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	AS	115	608919726	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES TREASURY OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CAP	862	60934N823	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES TREASURY OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	IS	68	60934N500	[**]	[**]	[**]	Monthly
FEDERATED HERMES TREASURY OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	398	60934N872	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES TREASURY OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	TR	702	60934N120	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES TRUST FOR U.S. TREASURY OBLIGATIONS	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CII	52	608919551	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES TRUST FOR U.S. TREASURY OBLIGATIONS	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CS	54	608919569	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES TRUST FOR U.S. TREASURY OBLIGATIONS	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	IS	59	60934N799	[**]	[**]	[**]	Monthly
FEDERATED HERMES U.S. TREASURY CASH RESERVES	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	IS	125	60934N682	[**]	[**]	[**]	Monthly
FEDERATED HERMES U.S. TREASURY CASH RESERVES	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	632	60934N674	[**]	[**]	[**]	Monthly	+

+	The Distribution (Rule 12b-1) Fee and/or Service Fee (as applicable) on the money market funds have been temporarily reduced.

Product 30582	October 1, 2021	11

Schedule 1 To Broker-Dealer Agreement

Group B - Prime and Municipal - Retail

Fund Legal Name	Fund Group Name	Share Class	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Supplemental Payment (bps)	Payment Cycle
FEDERATED HERMES CALIFORNIA MUNICIPAL CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CAP	809	608919502	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES CALIFORNIA MUNICIPAL CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CII	280	60934N179	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES CALIFORNIA MUNICIPAL CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CS	810	608919403	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES CALIFORNIA MUNICIPAL CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	80	60934N351	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES CALIFORNIA MUNICIPAL CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	WS	800	60934N369	[**]	[**]	[**]	Monthly
FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CAP	858	60934N633	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CS	821	608919650	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CII	820	608919668	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	IV	839	608919635	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	855	60934N641	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	AS	833	608919643	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	WS	852	60934N658	[**]	[**]	[**]	Monthly
FEDERATED HERMES NEW YORK MUNICIPAL CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CII	111	60934N310	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES NEW YORK MUNICIPAL CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CS	878	608919866	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES NEW YORK MUNICIPAL CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	12	60934N294	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES NEW YORK MUNICIPAL CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	WS	825	608919858	[**]	[**]	[**]	Monthly
FEDERATED HERMES PRIME CASH OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	AS	909	608919627	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES PRIME CASH OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CAP	857	60934N591	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES PRIME CASH OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CII	911	608919593	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES PRIME CASH OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CS	913	608919585	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES PRIME CASH OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	R	914	608919577	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES PRIME CASH OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	854	60934N617	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES PRIME CASH OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	TR	915	608919619	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES PRIME CASH OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	WS	851	60934N625	[**]	[**]	[**]	Monthly
FEDERATED HERMES TAX-FREE OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	397	60934N880	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES TAX-FREE OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	WS	15	60934N401	[**]	[**]	[**]	Monthly

+	The Distribution (Rule 12b-1) Fee and/or Service Fee (as applicable) on the money market funds have been temporarily reduced. Also, the Supplemental Fee is being reduced on Fund # 111.

Product 30582	October 1, 2021	12

Schedule 1 To Broker-Dealer Agreement

Group C - Prime and Municipal (Single Strike) - Institutional

Fund Legal Name	Fund Group Name	Share Class	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Supplemental Payment (bps)	Payment Cycle
FEDERATED HERMES CAPITAL RESERVES FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST		806	608919304	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES INSTITUTIONAL PRIME VALUE OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CAP	859	60934N567	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES INSTITUTIONAL PRIME VALUE OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	IS	853	60934N583	[**]	[**]	[**]	Monthly
FEDERATED HERMES INSTITUTIONAL PRIME VALUE OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	856	60934N575	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES INSTITUTIONAL TAX-FREE CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	IS	42	608919486	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES INSTITUTIONAL TAX-FREE CASH TRUST	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	PRM	73	60934N666	[**]	[**]	[**]	Monthly

Group D - Prime and Municipal (Multi-Strike) - Institutional

Fund Legal Name	Fund Group Name	Share Class	Fund Number	CUSIP	Service Fee (bps)	Distribution (Rule 12B-1) Fee (bps)	Supplemental Payment (bps)	Payment Cycle
FEDERATED HERMES INSTITUTIONAL MONEY MARKET MANAGEMENT	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CAP	136	608919759	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES INSTITUTIONAL MONEY MARKET MANAGEMENT	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	EAG	349	60934N211	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES INSTITUTIONAL MONEY MARKET MANAGEMENT	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	IS	58	608919775	[**]	[**]	[**]	Monthly
FEDERATED HERMES INSTITUTIONAL MONEY MARKET MANAGEMENT	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	219	608919742	[**]	[**]	[**]	Monthly	+
FEDERATED HERMES INSTITUTIONAL PRIME OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	CAP	143	608919767	[**]	[**]	[**]	Monthly
FEDERATED HERMES INSTITUTIONAL PRIME OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	IS	10	60934N203	[**]	[**]	[**]	Monthly
FEDERATED HERMES INSTITUTIONAL PRIME OBLIGATIONS FUND	FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST	SS	396	60934N708	[**]	[**]	[**]	Monthly	+

+	The Distribution (Rule 12b-1) Fee and/or Service Fee (as applicable) on the money market funds have been temporarily reduced.

Product 30582	October 1, 2021	13